IMAGE TECHNOLOGY LABORATORIES, INC.


                     EXHIBIT 32.1 - ADDITIONAL CERTIFICATION

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Image Technology Laboratories, Inc., (the "Company") on Form 10-QSB for the quarter ended September 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Lewis M. Edwards, Chairman and Chief Technology Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:


     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.








/S/ LEWIS M. EDWARDS
-----------------------
LEWIS M. EDWARDS,
CHAIRMAN,
EXECUTIVE VICE-PRESIDENT,
CHIEF TECHNOLOGY OFFICER, AND PRINCIPAL
ACCOUNTING OFFICER
NOVEMBER 20, 2006